FEDERATED INTERNATIONAL HIGH INCOME FUND
(A PORTFOLIO OF FEDERATED WORLD INVESTMENT SERIES, INC.)
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

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SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED
JANUARY 31, 2001

     A Special Meeting of the shareholders of Federated International High Income Fund (the "Fund"), a portfolio of Federated World Investment Series, Inc. (the "Company"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on May 25, 2001. Investors who were shareholders of the Fund on March 27, 2001, will be asked to vote on the following proposal. If approved by shareholders, this change will take effect as of May 25, 2001. Shareholders will be notified if this change is not approved. Please keep this supplement for your records.

PROPOSAL:

     TO APPROVE REMOVING THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENT DIVERSIFICATION.

                                                                  March 28, 2001







Cusip       31428U771
Cusip 31428U763
Cusip 31428U755
26370  (3/00)